UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 25, 2005

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



       North Carolina                   1-13408                 56-1362926
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  Results of Operations and Financial Condition

     On October 25, 2005, Digital Recorders, Inc. (the "Company") announced in a press release its preliminary results for third quarter 2005.

     The Company also announced in the press release that it plans to file its Form 10-Q for third quarter 2005 on or about November 14, 2005.

     The Company also discussed in the press release its long-term outlook, its intensified investor relations efforts, and its upcoming events.


ITEM 7.01.  Regulation FD Disclosure

     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01.  Financial Statements and Exhibits

(c)  Exhibits.
     99.1   Press release dated October 25, 2005.


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Signature(s)
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DIGITAL RECORDERS, INC.

Date: October 25, 2005                   By:  /s/ DAVID N. PILOTTE
                                              ----------------------------------
                                              David N. Pilotte
                                              Chief Financial Officer




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INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
------      -----------

  99.1      Press release dated October 25, 2005.